                                                                     Exhibit 4.2



                          GENERAL DYNAMICS CORPORATION,

                                 THE GUARANTORS,

                                       AND

                        THE BANK OF NEW YORK, AS TRUSTEE

                              --------------------


                          First Supplemental Indenture


                           Dated as of August 27, 2001

                                       to

                                    Indenture

                           Dated as of August 27, 2001
                              --------------------




                          Providing for the issuance of

                    Floating Rate Notes due September 1, 2004

                                TABLE OF CONTENTS


Article  I DEFINITIONS.....................................................................................2
           SECTION 1.01. Definition of Terms...............................................................2

Article  II GENERAL TERMS AND CONDITIONS OF THE NOTES......................................................3
           SECTION 2.01. Designation and Principal Amount..................................................3
           SECTION 2.02. Maturity..........................................................................3
           SECTION 2.03. Form; Denomination................................................................3
           SECTION 2.04. Restrictive Legends...............................................................4
           SECTION 2.05. Special Transfer Provisions.......................................................7
           SECTION 2.06. Interest and Interest Rate........................................................8
           SECTION 2.07. Place of Payment.................................................................11

Article  III REDEMPTION OF THE NOTES......................................................................12
           SECTION 3.01. Optional Redemption by Company...................................................12
           SECTION 3.02. No Sinking Fund..................................................................12

Article  IV FORM OF NOTE..................................................................................12
           SECTION 4.01. Form of Note.....................................................................12

Article  V ORIGINAL ISSUE OF NOTES........................................................................24
           SECTION 5.01. Original Issue of Notes; Further Issuances.......................................24

Article  VI MISCELLANEOUS.................................................................................25
           SECTION 6.01. Execution, Authentication and Delivery and Dating................................25
           SECTION 6.02. Ratification of Indenture........................................................25
           SECTION 6.03. Trustee Not Responsible for Recitals.............................................25
           SECTION 6.04. Governing Law....................................................................25
           SECTION 6.05. Severability.....................................................................25
           SECTION 6.06. Counterparts.....................................................................25

                THIS FIRST SUPPLEMENTAL INDENTURE, dated as of August 27, 2001 (the "First Supplemental Indenture"), is entered into by and among General Dynamics Corporation, a Delaware corporation (the "Company"), the Guarantors (as defined in the Indenture) and The Bank of New York, as trustee (the "Trustee"), under the Indenture dated as of August 27, 2001, by and among the Company, the Guarantors and the Trustee (the "Indenture").

                WHEREAS, the Company and the Guarantors executed and delivered the Indenture to the Trustee to provide, among other things, for the future issuance of the Company's unsecured Securities to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Indenture;

                WHEREAS, Article 9 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

                WHEREAS, Section 9.01(5) of the Indenture permits the Company, when authorized by a Board Resolution, and the Trustee, at any time or from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of establishing any form of Security, as provided in Article 2 of the Indenture or providing for the issuance of any series of Securities as provided in Article 3 of the Indenture;

                WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its Floating Rate Notes due September 1, 2004, the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this First Supplemental Indenture;

                WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture and all requirements necessary to make
(i) this First Supplemental Indenture a valid instrument in accordance with its terms, and (ii) the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects.

                NOW THEREFORE, in consideration of the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, the Company and the Guarantors covenant and agree with the Trustee as follows:

                                    ARTICLE I
                                  DEFINITIONS

                SECTION 1.01. Definition of Terms. Unless the context otherwise requires:

                        (a) Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the Indenture.

                        (b) The following terms have the meanings given to them in this Section 1.01(b):

                "Additional Interest" shall have the meaning set forth in
Section 2.06(e).

                "Calculation Agent" shall have the meaning set forth in Section 2.06(b).

                "Exchange Notes" means the debt securities of the Company to be offered to Holders in exchange for Initial Notes pursuant to the Registered Exchange Offer or otherwise pursuant to a registration of debt securities containing terms identical in all material respects to the Notes for which they are exchanged.

                "Global Note" shall have the meaning set forth in Section
2.03(a).

                "Indenture" means the Indenture dated as of August 27, 2001, by and among the Company, the Guarantors and the Trustee, as supplemented or amended from time to time.

                "Interest Amount" shall have the meaning set forth in Section 2.06(b)(iv).

                "Interest Determination Date" shall have the meaning set forth in Section 2.06(b)(i).

                "Initial Interest Rate" shall have the meaning set forth in
Section 2.06(a).

                "Initial Notes" means the Notes issued under this First Supplemental Indenture which are not Exchange Notes.

                "Interest Payment Date" shall have the meaning set forth in
Section 2.06(a).

                "Interest Period" shall have the meaning set forth in Section 2.06(b)(i).

                "Note" or "Notes" means any Security or Securities, as the case may be, authenticated and delivered under this First Supplemental Indenture. For all purposes of this First Supplemental Indenture, the term "Notes" shall include the Initial Notes and any Exchange Notes to be issued and exchanged for any Initial Notes pursuant to the Registration Rights Agreement and this First Supplemental Indenture and, for purposes of this First Supplemental Indenture, all Initial Notes and Exchange Notes shall vote together as one series of Notes under the Indenture.

                "Optional Redemption" shall have the meaning set forth in
Section 3.01.

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                "Optional Redemption Price" shall have the meaning set forth in
Section 3.01.

                "Private Placement Legend" means the legend initially set forth on the Rule 144A Notes in the form set forth in Section 2.04(a) or the legend initially set forth on the Regulation S Notes in the form set forth in Section 2.04(b), as the case may be.

                "Rate of Interest" has the meaning set forth in Section 2.06(b).

                "Reference Banks" shall have the meaning set forth in Section 2.06(b)(ii).

                "Registered Exchange Offer" means the exchange offer by the Company of Exchange Notes for Initial Notes pursuant to the Registration Rights Agreement.

                "Registration Rights Agreement" means the Registration Rights Agreement, dated as of August 22, 2001, among the Company, the Guarantors and the Initial Purchaser (as defined in the Registration Rights Agreement) and certain permitted assigns specified therein.

                "Regulation S Notes" means the Initial Notes offered and sold outside the United States in reliance on Regulation S under the Securities Act.

                "Reserve Interest Rate" shall have the meaning set forth in
Section 2.06(b)(iii).

                "Restricted Legend" means the legends set forth in Sections 2.04(a), (b) and (c) hereof.

                "Rule 144A Notes" means the Initial Notes offered and sold to "qualified institutional buyers" in the United States in reliance on Rule 144A under the Securities Act.

                "Securities Act" means the Securities Act of 1933, as amended.

                                   ARTICLE II
                    GENERAL TERMS AND CONDITIONS OF THE NOTES

                SECTION 2.01. Designation and Principal Amount. There is hereby authorized a series of Securities designated the "Floating Rate Notes due 2004" initially offered in an aggregate principal amount equal to $500,000,000 which amount shall be as set forth in any written order of the Company for the authentication and delivery of Notes pursuant to Section 3.03 of the Indenture.

                SECTION 2.02. Maturity. The Notes will mature on September 1, 2004.

                SECTION 2.03. Form; Denomination.

                        (a) The Notes shall be issued initially in the form of one or more global Notes in registered form, substantially in the form herein (the "Global Notes") including the applicable Restricted Legend (the "Initial Notes"), deposited with the

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        Trustee, as custodian for the Depository, duly executed by the Trustee and authenticated by the Trustee as herein provided.

                        (b) The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, as hereinafter provided.

                        (c) The Notes shall be issuable in denominations provided for in the form of Note recited below. The Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

                SECTION 2.04. Restrictive Legends.

                        (a) Except as otherwise provided in paragraph (d), each Rule 144A Note shall bear the following legend on the face thereof:

        THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY, THE GUARANTORS NAMED THEREIN AND THE INITIAL PURCHASER (AS DEFINED THEREIN), DATED AUGUST 22, 2001 (THE "REGISTRATION RIGHTS AGREEMENT"). GENERAL DYNAMICS CORPORATION WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

        THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT

        PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE l44A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S, THE GUARANTORS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                If individual Rule 144A Notes are issued, each individual Rule 144A Note shall bear the following additional legend:

        IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                        (b) Except as otherwise provided in paragraph (d), each Regulation S Note shall bear the following legend on the face thereof:

        THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY, THE GUARANTORS NAMED THEREIN AND THE INITIAL PURCHASER (AS DEFINED THEREIN), DATED AUGUST 22, 2001 (THE "REGISTRATION RIGHTS AGREEMENT"). GENERAL DYNAMICS CORPORATION WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION AND ACCEPTANCE HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A

        REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S, THE GUARANTORS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                If individual Regulation S Notes are issued, each individual Regulation S Note shall bear the following additional legend:

        IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                        (c) Each Global Note shall also bear the following legend on the face thereof:

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

        INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                        (d)     (i)     If the Company determines (upon the
                advice of counsel and such other certifications as the Company may reasonably require) that any Note is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Private Placement Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of such Note (or a beneficial interest therein) are effected in compliance with the Securities Act, or

                                (ii)    after an Initial Note is (x) sold
                pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise, or (y) exchanged for an Exchange Note,

the Company may instruct the Trustee to cancel such Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Private Placement Legends and the Trustee will comply with such instruction.

                SECTION 2.05. Special Transfer Provisions. Unless and until an Initial Note is exchanged for an Exchange Note in connection with an effective registration pursuant to the Registration Rights Agreement, the following provisions shall apply:

                        (a) The transfer or exchange of any Note (or a beneficial interest therein) that bears the Restricted Legend may only be made in compliance with the provisions of the Restricted Legend.

                        (b) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

                        (c) By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this First Supplemental Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this First Supplemental Indenture. The Security Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this First

        Supplemental Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Security Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                        The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to
        Section 3.05 of the Indenture or this Section 2.05. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                        Each Holder of a Note agrees to indemnify the Company, the Guarantors and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this First Supplemental Indenture or applicable United States federal or state securities law.

                        The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this First Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among members of, or participants in, the Depository or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this First Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                SECTION 2.06. Interest and Interest Rate.

                        (a) Each Note shall bear interest from August 27, 2001 to, but excluding, December 1, 2001 at a rate per annum equal to 3.7325% (the "Initial Interest Rate"). Thereafter, interest will be payable with respect to each Interest Period at a rate per annum equal to the Rate of Interest for such Interest Period. Interest on the Notes shall be payable quarterly in arrears on December 1, March 1, June 1 and September 1 of each year beginning on December 1, 2001 (each, an "Interest Payment Date"); provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day, and no additional interest shall be paid in respect of such intervening period.

                        The interest payable on each Interest Payment Date shall be the amount of interest accrued from August 27, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to but excluding such Interest Payment Date (whether or not such Interest Payment Date is a Business

        Day) or the date on which the principal amount of the Notes has been paid or duly provided for.

                        The interest payable on any Note which is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on November 15, February 15, May 15 or August 15 (in each case, whether or not a Business Day), respectively, immediately preceding such Interest Payment Date (and each such date shall constitute a Regular Record Date under the Indenture). Interest payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall be paid in the manner specified in the Indenture.

                        (b) The rate of interest on the Notes shall be determined in accordance with the following provisions (the rate of interest so determined being referred to in this First Supplemental Indenture as the "Rate of Interest"):

                                (i)     At approximately 11:00 a.m. (London
                time) on the second day on which commercial banks are open for business, including dealings in deposits in U.S. dollars in London (or, for purposes of paragraph (iii) below, New York), prior to the commencement of the Interest Period (as defined below) for which such rate will apply (each such day an "Interest Determination Date"), commencing with respect to the Interest Period that starts on December 1, 2001, The Bank of New York or its successor in this capacity, as calculation agent (the "Calculation Agent") will calculate the Rate of Interest for such Interest Period at, subject to the provisions described below, the rate per annum equal to 0.22% above the rate appearing on the Bridge's Telerate Page 3750 (or such other page as may replace that page on the Bridge's Telerate Service or, if such service is not available, such other service as may be selected by the Calculation Agent as the information vendor for the purpose of displaying the official British Bankers Association LIBOR Fixing) for three-month U.S. dollar deposits in the London inter-bank market on such Interest Determination Date. The period beginning on, and including, August 27, 2001, and ending on, but excluding, December 1, 2001 and each successive period beginning on, and including, an Interest Payment Date and ending on, but excluding, the next succeeding Interest Payment Date is herein called an "Interest Period." All percentages resulting from any calculation on the Notes shall be rounded to the nearest one-hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from such calculation on the Notes shall be rounded to the nearest cent, with one-half cent being rounded upward.

                                (ii) If on any Interest Determination Date an appropriate rate cannot be determined from the Bridge's Telerate Service or such other service as specified in (i) above, the Rate of Interest for the next Interest Period shall, subject to the provisions described below, be the rate per annum that the Calculation Agent certifies to be 0.22% per annum above the arithmetic mean of the offered quotations, as communicated to and at the request of the Calculation Agent by not less than two major banks in London, after requesting such quotations from not less than four major banks in London, selected by the Calculation Agent (the "Reference Banks," which term shall include any successors nominated by the Calculation Agent), to leading banks in London by the principal London offices of the Reference Banks for three-month U.S. dollar deposits, in amounts of not less than $1,000,000, in the London inter-bank market as of 11:00 a.m. (London time) on such Interest Determination Date.

                                (iii) If on any Interest Determination Date fewer than two of such offered rates are available, the Rate of Interest for the next Interest Period shall be the Reserve Interest Rate. The "Reserve Interest Rate" refers to the rate per annum which the Calculation Agent determines to be 0.22% per annum above either:

                                        (1)     The arithmetic mean of the U.S.
                        dollar offered rates which at least two New York City banks selected by the Calculation Agent are or were quoting, on the relevant Interest Determination Date, for three-month deposits in amounts of not less than $1,000,000 to the Reference Banks or those of them (being at least two in number) to which such quotations are or were, in the opinion of the Calculation Agent, being so made; or

                                        (2)     In the event that the
                        Calculation Agent can determine no such arithmetic mean, the arithmetic mean of the U.S. dollar offered rates which at least two New York City banks selected by the Calculation Agent are or were quoting on such Interest Determination Date to leading European banks for a period of three months in amounts of not less than $1,000,000;

                provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned above, the Rate of Interest shall be the Rate of Interest in effect for the last preceding Interest Period to which (i) or (ii) above shall have applied or, if applicable, the Initial Interest Rate.

                                (iv) The Calculation Agent shall, as soon as practicable after 11:00 a.m. (London time) on each Interest Determination Date, determine the Rate of Interest and calculate the amount of interest payable in respect of the following Interest Period (the "Interest Amount"). The Interest Amount shall be calculated by applying the Rate of Interest to the principal amount of each Note outstanding at the commencement of the Interest Period, multiplying each such amount by the actual number of days in the Interest Period concerned (which actual number of days shall include the first day but exclude the last day of such Interest Period) divided by 360 and rounding the resultant figure upwards to the nearest cent. The determination of the Rate of Interest and the Interest Amount by the Calculation Agent shall (in the absence of willful misconduct, bad faith or gross negligence) be final and binding on all parties. Notwithstanding anything herein to the contrary, the rate of interest on the Notes shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

                        (c) The Company shall provide that, so long as any of the Notes remain outstanding, there shall at all times be a Calculation Agent for the purpose of the Notes. In the event of the Calculation Agent being unable or unwilling to continue to act as the Calculation Agent or in the case of the Calculation Agent failing duly to establish the Rate of Interest for any Interest Period, the Company shall appoint another leading bank engaged in the London inter-bank market to act as such in its place. The Calculation Agent may not resign its duties without a successor having been appointed as aforesaid. If a successor has not been appointed 30 days after the Calculation Agent has given to the Company written notice of its desire to resign, the Calculation Agent may at the sole cost of the Company petition a court of competent jurisdiction to appoint a successor.

                        (d) All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions relating to the payment and calculation of interest on the Notes, whether by the Reference Banks (or any of them) or the Calculation Agent, shall (in the absence of willful misconduct, bad faith or gross negligence) be binding on the Company, the Calculation Agent and all of the Holders and no liability shall (in the absence of willful misconduct, bad faith or gross negligence) attach to the Calculation Agent in connection with the exercise or non-exercise by it of its powers, duties and discretions.

                        (e) In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, the Company shall pay additional interest (in addition to the interest otherwise due herein) ("Additional Interest") to the Holder for the first 90-day period immediately following the occurrence of a Registration Default at a per annum rate equal to 0.125%, and such per annum rate will increase by an additional 0.125% with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 0.25%. The Company shall pay such Additional Interest on each Interest Payment Date, and payment of Additional Interest shall be subject to the terms and conditions of the Registration Rights Agreement.

                        There shall also be payable in respect of the Note all Additional Interest that may have accrued on such Note for which the Note was exchanged (as defined in such Note) pursuant to the Registered Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Note and payable at the same time and in the same manner as periodic interest on such Note.

                SECTION 2.07. Place of Payment. Payments of any amounts owing in respect of the Global Notes will be made through one or more Paying Agents appointed under the Indenture to the Depository as the holder of the Global Notes. Initially, the Paying Agent for the Global Notes will be the Trustee. The Company may change the Paying Agent or Security Registrar for the Notes without prior notice to the Holders of the Notes, and the Company may act as Paying Agent or Security Registrar for the Notes. Payments of principal or any premium owing in respect of individual Notes will be made at the Maturity of each Note in immediately available funds upon presentation of the Note at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at any other place as the Company may designate (the "Place of Payment"). Payment of interest due on the individual Notes at Maturity will be made to the Person to whom payment of the principal of the individual Note will be made. Payment of interest due on the individual Notes other than at Maturity will be made at the Place of Payment or, at the Company's option, may be made by check mailed to the address of the Person entitled to receive payment as the address appears in the Security Register for the Notes, except that a Holder of $1,000,000 or more in aggregate principal amount of Notes in individual Note registered form may, at the Company's option, be entitled to receive interest payments on any Interest Payment Date other than at Maturity by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee at least 15 days prior to the Interest Payment Date. Any wire transfer instructions received by the Trustee will remain in effect until revoked by the Holder.

                                  ARTICLE III
                             REDEMPTION OF THE NOTES

                SECTION 3.01. Optional Redemption by Company. Subject to the provisions of Article 11 of the Indenture, the Company shall have the right but not the obligation to redeem the Notes, without premium or penalty, in whole or in part (an "Optional Redemption"), beginning after September 1, 2002, at a redemption price equal to the accrued and unpaid interest on the Notes so redeemed to the date fixed for such Optional Redemption, plus 100% of the principal amount thereof (the "Optional Redemption Price").

                Any redemption pursuant to this Section 3.01 will be made upon not less than 30 nor more than 60 days' prior notice before the Redemption Date to each Holder of the Notes, at the Optional Redemption Price. If the Notes are only partially redeemed pursuant to this Section 3.01, the Notes will be redeemed pro rata or by lot or by any other fair method utilized by the Trustee; provided, that if at the time of redemption the Notes are registered as Global Notes, the Depository shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed. The Optional Redemption Price shall be paid prior to 12:00 noon, New York time, on the Redemption Date or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price by 10:00 a.m., New York time, on the date such Optional Redemption Price is to be paid.

                SECTION 3.02. No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

                                   ARTICLE IV
                                  FORM OF NOTE

                SECTION 4.01. Form of Note. The Notes and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

                             (FORM OF FACE OF NOTE)

        THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY, THE GUARANTORS NAMED THEREIN AND THE INITIAL PURCHASER (AS DEFINED THEREIN), DATED AUGUST 22, 2001 (THE "REGISTRATION RIGHTS AGREEMENT"). GENERAL DYNAMICS CORPORATION WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

                In the case of a Rule 144A Note, the following legend shall be inserted:

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

        THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE l44A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S, THE GUARANTORS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                In the case of a Regulation S Note, the following legend shall be inserted:

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION AND ACCEPTANCE HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S, THE GUARANTORS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                If individual Notes are issued, each individual Note shall bear the following additional legend:

        IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                If the Note is to be a Global Note, the following legend shall be inserted:

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.


No. _____________________________________    CUSIP No. _________________________

                   GENERAL DYNAMICS CORPORATION FLOATING RATE
                           NOTE DUE SEPTEMBER 1, 2004

                GENERAL DYNAMICS CORPORATION, a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ___________ Dollars ($ ___________) on September 1, 2004 (the "Stated Maturity Date"), and to pay interest on said principal sum from August 27, 2001 to, but excluding, December 1, 2001 at a rate per annum equal to 3.7325% (the "Initial Interest Rate") and thereafter with respect to each Interest Period at a rate per annum equal to the Rate of Interest for such Interest Period. Interest on the Notes shall be payable quarterly in arrears on December 1, March 1, June 1 and September 1, commencing on December 1, 2001 (each, an "Interest Payment Date"); provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period).

                The interest payable on each Interest Payment Date shall be the amount of interest accrued from August 27, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to but excluding such Interest Payment

Date (whether or not such Interest Payment Date is a Business Day) or the date on which the principal amount of the Notes has been paid or duly provided for.

                The interest payable on any Note which is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on November 15, February 15, May 15 or August 15 (in each case, whether or not a Business Day), respectively, immediately preceding such Interest Payment Date. Interest payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall be paid in the manner specified in the Indenture.

                The rate of interest shall be determined in accordance with the following provisions (the rate of interest so determined being referred to in this Note as the "Rate of Interest"):

                        (a) At approximately 11:00 a.m. (London time) on the second day on which commercial banks are open for business, including dealings in deposits in U.S. dollars in London (or, for purposes of paragraph (c) below, New York), prior to the commencement of the Interest Period (as defined below) for which such rate will apply (each such day an "Interest Determination Date"), commencing with respect to the Interest Period that starts on December 1, 2001, The Bank of New York, as the calculation agent, or its successors in this capacity (the "Calculation Agent") will calculate the Rate of Interest for such Interest Period at, subject to the provisions described below, the rate per annum equal to 0.22% above the rate appearing on the Bridge's Telerate Page 3750 (or such other page as may replace that page on the Bridge's Telerate Service or, if such service is not available, such other service as may be selected by the Calculation Agent as the information vendor for the purpose of displaying the official British Bankers Association LIBOR Fixing) for three-month U.S. dollar deposits in the London inter-bank market on such Interest Determination Date. The period beginning on, and including, August 27, 2001, and ending on, but excluding, December 1, 2001 and each successive period beginning on, and including, an Interest Payment Date and ending on, but excluding, the next succeeding Interest Payment Date is herein called an "Interest Period." All percentages resulting from any calculation on the Notes shall be rounded to the nearest one-hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from such calculation on the Notes shall be rounded to the nearest cent, with one-half cent being rounded upward.

                        (b) If on any Interest Determination Date an appropriate rate cannot be determined from the Bridge's Telerate Service or such other service as specified in (a) above, the Rate of Interest for the next Interest Period shall, subject to the provisions described below, be the rate per annum that the Calculation Agent certifies to be 0.22% per annum above the arithmetic mean of the offered quotations, as communicated to and at the request of the Calculation Agent by not less than two major banks in London, after requesting such quotations from not less than four major banks in London, selected by the Calculation Agent (the "Reference Banks," which term shall include any successors nominated by the Calculation Agent), to leading banks in London by the principal London offices of the Reference Banks for three-month U.S. dollar deposits, in amounts of not less than $1,000,000, in the London inter-bank market as of 11:00 a.m. (London time) on such Interest Determination Date.

                        (c) If on any Interest Determination Date fewer than two of such offered rates are available, the Rate of Interest for the next Interest Period shall be the Reserve Interest Rate. The "Reserve Interest Rate" refers to the rate per annum which the Calculation Agent determines to be 0.22% per annum above either:

                                (i) The arithmetic mean of the U.S. dollar offered rates which at least two New York City banks selected by the Calculation Agent are or were quoting, on the relevant Interest Determination Date, for three-month deposits in amounts of not less than $1,000,000 to the Reference Banks or those of them (being at least two in number) to which such quotations are or were, in the opinion of the Calculation Agent, being so made; or

                                (ii) In the event that the Calculation Agent can determine no such arithmetic mean, the arithmetic mean of the U.S. dollar offered rates which at least two New York City banks selected by the Calculation Agent are or were quoting on such Interest Determination Date to leading European banks for a period of three months in amounts of not less than $1,000,000;

provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned above, the Rate of Interest shall be the Rate of Interest in effect for the last preceding Interest Period to which (a) or (b) above shall have applied or, if applicable, the Initial Interest Rate.

                The Calculation Agent shall, as soon as practicable after 11:00 a.m. (London time) on each Interest Determination Date, determine the Rate of Interest and calculate the amount of interest payable in respect of the following Interest Period (the "Interest Amount"). The Interest Amount shall be calculated by applying the Rate of Interest to the principal amount of each Note outstanding at the commencement of the Interest Period, multiplying each such amount by the actual number of days in the Interest Period concerned (which actual number of days shall include the first day but exclude the last day of such Interest Period) divided by 360 and rounding the resultant figure upwards to the nearest cent. The determination of the Rate of Interest and the Interest Amount by the Calculation Agent shall (in the absence of willful misconduct, bad faith or gross negligence) be final and binding on all parties. Notwithstanding anything herein to the contrary, the rate of interest on the Notes shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

                The Company shall provide that, so long as any of the Notes remain outstanding, there shall at all times be a Calculation Agent for the purpose of the Notes. In the event of the Calculation Agent being unable or unwilling to continue to act as the Calculation Agent or in the case of the Calculation Agent failing duly to establish the Rate of Interest for any Interest Period, the Company shall appoint another leading bank engaged in the London inter-bank market to act as such in its place. The Calculation Agent may not resign its duties without a successor having been appointed as aforesaid.

                All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions relating to the payment and calculation of interest on the Notes, whether by the Reference Banks (or any of them) or the Calculation Agent, shall (in the absence of willful misconduct, bad faith or gross negligence) be binding on the Company, the Calculation Agent and all of the Holders and no liability shall (in the absence of willful misconduct, bad faith or gross negligence) attach to the Calculation Agent in connection with the exercise or non-exercise by it of its powers, duties and discretions.

                This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this [____]the day of [______________], 2001.

                                        GENERAL DYNAMICS CORPORATION

                                        By:  ___________________________________
                                             Name:
                                             Title:

Attest:

By:  ________________________________
     Name:
     Title:

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

                This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated: ______________________________

The Bank of New York, as Trustee

By:    ______________________________
       Authorized Signatory

                            (FORM OF REVERSE OF NOTE)

                This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of August 27, 2001, duly executed and delivered by and among the Company, the Guarantors and The Bank of New York as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of August 27, 2001, by and among the Company, the Guarantors and the Trustee (the Indenture, as so supplemented, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said First Supplemental Indenture.

                The Company shall have the right but not the obligation to redeem this Note at the option of the Company, without premium or penalty, in whole or in part (an "Optional Redemption"), beginning after September 1, 2002, at a redemption price equal to the accrued and unpaid interest on the Notes so redeemed to, but excluding, the date fixed for redemption, plus 100% of the principal amount thereof (the "Optional Redemption Price").

                Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days' prior notice before the Redemption Date to the Holders, at the Optional Redemption Price. If the Notes are only partially redeemed pursuant to an Optional Redemption, the Notes will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided, that if at the time of redemption the Notes are registered as Global Notes, the Depository shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed. The Optional Redemption Price shall be paid prior to 12:00 noon, New York time, on the Redemption Date or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price by 10:00 a.m., New York time, on the date such Optional Redemption Price is to be paid.

                In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, then the Company shall pay additional interest (in addition to the interest otherwise due hereon) ("Additional Interest") to the Holder for the first 90-day period immediately following the occurrence of a Registration Default at a per annum rate equal to 0.125%, and such per annum rate will increase by an additional 0.125% with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 0.25%. The Company shall pay such Additional Interest on each

Interest Payment Date, and payment of Additional Interest shall be subject to the terms and conditions of the Registration Rights Agreement.(1)

                There shall also be payable in respect of this Note all Additional Interest that may have accrued on the Note for which this Note was exchanged (as defined in such Note) pursuant to the Registered Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Note and payable at the same time and in the same manner as periodic interest on this Note.(2)

                In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefore or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

                No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

                As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the


------------------------
(1)     To be included in Initial Notes not Exchange Notes.
(2)     To be included in Exchange Notes.

Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

                No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any Guarantor or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                            [FORM OF TRANSFER NOTICE]

                FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto Insert Taxpayer Identification
No. ___________________. Please print or typewrite name and address including zip code of assignee ______ ___________ _____ the within Note and all rights thereunder, hereby irrevocably constituting and appointing

____________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:   __________________________________

Date: __________________________________

                   [THE FOLLOWING PROVISION TO BE INCLUDED ON
                      ALL NOTES OTHER THAN EXCHANGE NOTES]

                In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective registration or
(ii) two years (or such lesser period as may be provided in any amendment to Rule 144(k) under the Securities Act of 1933, as amended, (the "Securities Act")) after the later of the original issuance of this Note or the last date on which this Note was held by the Company or an Affiliate of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred in accordance with its terms:

Check One:

                                        (1)     [ ]     to the Company; or

                                        (2)     [ ]     pursuant to an effective
                        registration statement under the Securities Act; or

                                        (3)     [ ]     in the United States to
                        a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

                                        (4)     [ ]     outside the United
                        States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act; or

                                        (5)     [ ]     pursuant to the
                        exemption from registration provided by Rule 144 under the Securities Act.

                Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof, provided, however, that if box
(4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                         _______________________________________
                                                Signature

Signature Guarantee:

________________________________                ________________________________
          Signature                                Signature must be guaranteed

                Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: _________________________________

                        [TO BE ATTACHED TO GLOBAL NOTES]

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

                The following increases or decreases in this Global Note have been made:

                          Amount of Decrease in      Amount of Increase in       Principal Amount of this
                          Principal Amount of this   Principal Amount of this    Global Note Following      Signature of Authorized
Date of Exchange          Global Note                Global Note                 such Decrease or Increase  Signatory of Trustee

________________________  _________________________  __________________________  _________________________  ________________________

________________________  _________________________  __________________________  _________________________  ________________________

                                   ARTICLE V
                             ORIGINAL ISSUE OF NOTES

                SECTION 5.01. Original Issue of Notes; Further Issuances.

                        (a) Notes in the initial aggregate principal amount of $500,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer or any Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company without any further action by the Company.

                        (b) The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue further notes ranking equally and ratably with the Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further notes or except for the first payment of interest following the issue date of such further notes), so that such further notes shall be consolidated and form a single series with the Notes and shall have the same terms as to status, redemption or otherwise as the Notes. Any such Notes referred to in this Section 5.01(b) will be issued under a further supplemental indenture.

                                   ARTICLE VI
                                  MISCELLANEOUS

                SECTION 6.01. Execution, Authentication and Delivery and Dating. For the purpose of issuing the Notes under this First Supplemental Indenture, the Indenture need not be qualified under the Trust Indenture Act and no opinion of counsel as to qualification shall be required as prescribed in Section 3.03(4) of the Indenture.

                SECTION 6.02. Ratification of Indenture. The Indenture, as supplemented by this First Supplemental Indenture, including without limitation as set forth in Section 6.01, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

                SECTION 6.03. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

                SECTION 6.04. Governing Law. This First Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.

                SECTION 6.05. Severability. In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                SECTION 6.06. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                                General Dynamics Corporation, a Delaware
                                        corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Vice President and Treasurer


                                American Overseas Marine Corporation, a
                                        Delaware corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Vice President and Treasurer


                                Bath Iron Works Corporation, a Maine corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Assistant Treasurer


                                Computer Systems & Communications Corporation,
                                        a Delaware corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Treasurer


                                Electric Boat Corporation, a Delaware
                                        corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Assistant Treasurer

                                General Dynamics Advanced Technology Systems,
                                        Inc., a Delaware corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Treasurer

                                General Dynamics Armament Systems, Inc., a
                                        Delaware corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Assistant Treasurer


                                General Dynamics Defense Systems, Inc., a
                                        Delaware corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Treasurer


                                General Dynamics Government Systems Corporation,
                                        a Delaware corporation


                                By:     /s/ David A. Savner
                                   _____________________________________________
                                        Name:   David A. Savner
                                        Title:  Vice President


                                General Dynamics Information Systems, Inc., a
                                        Delaware corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Treasurer


                                General Dynamics Land Systems Inc., a Delaware
                                        corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Assistant Treasurer

                                General Dynamics Ordnance and Tactical Systems,
                                        Inc., a Virginia corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Treasurer


                                Gulfstream Aerospace Corporation, a Delaware
                                        corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Treasurer


                                Material Service Resources Company, a Delaware
                                        corporation


                                By:     /s/ Michael E. Stanczak
                                   _____________________________________________
                                        Name:   Michael E. Stanczak
                                        Title:  President


                                National Steel and Shipbuilding Company, a
                                        Nevada corporation


                                By:     /s/ David H. Fogg
                                   _____________________________________________
                                        Name:   David H. Fogg
                                        Title:  Treasurer


                                The Bank of New York, a New York banking
                                        corporation as Trustee


                                By:     /s/ Geovanni Barris
                                   _____________________________________________
                                        Name:   Geovanni Barris
                                        Title:  Vice President